Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure [Text Block]	For the years ended December 31, 2025 and 2024, the compensation program for our named executive officers consisted of base salary and incentive compensation delivered in the form of cash bonuses and equity awards. Base salary was set at a level that was commensurate with the executive’s duties and authorities, contributions, prior experience and sustained performance. Cash bonuses and equity awards were also set at a level that was commensurate with the executive’s duties and authorities, contributions, prior experience and sustained performance, in accordance with the employment or similar agreement with the executive. We grant all equity awards under the terms of our 2022 Plan (as defined below). Equity awards, including stock options, are not granted in anticipation of the release of material non-public information, and the release of material non-public information is not timed on the basis of stock option or equity grant dates. All stock options are granted with an exercise price per share that is no less than the fair market value of our Common Stock on the date of grant of such award.

We also provide benefits to our named executive officers on the same basis as we provide benefits to our employees, including health, dental and vision insurance.

Award Timing Predetermined [Flag]	false
Award Timing MNPI Considered [Flag]	false